CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the incorporation by reference in the registration statement of Precision Standard, Inc. on Form S-8 (File Nos. 33-34206, 33-79676 and 333-30491) and on Form S-3 (File No. 333-33933)
of our report dated March 31, 1996, except for Note 6, Note 7 and
Note 13 as to which the date is April 15, 1996, on our audit of the consolidated financial statements and financial statement schedules of Precision Standard, Inc. as of December 31, 1995 and for the year then ended, which report is included in this Annual Report on Form 10-K.





Birmingham, Alabama                     COOPERS & LYBRAND L.L.P.
April 15, 1998













[CASH]                                         369,334
[SECURITIES]                                         0
[RECEIVABLES]                               11,318,415
[ALLOWANCES]                                 1,179,985
[INVENTORY]                                 17,047,983
[CURRENT-ASSETS]                            28,601,311
[PP&E]                                      30,124,679
[DEPRECIATION]                              17,991,714
[TOTAL-ASSETS]                              46,332,543
[CURRENT-LIABILITIES]                       56,512,724
[BONDS]                                              0
[PREFERRED-MANDATORY]                                0
[PREFERRED]                                          0
[COMMON]                                         1,446
[OTHER-SE]                                  16,338,592
[TOTAL-LIABILITY-AND-EQUITY]                46,332,543
[SALES]                                    122,258,435
[TOTAL-REVENUES]                           122,258,435
[CGS]                                      121,073,746
[TOTAL-COSTS]                              144,465,059
[OTHER-EXPENSES]                               405,711
[LOSS-PROVISION]                                     0
[INTEREST-EXPENSE]                           1,529,538
[INCOME-PRETAX]                           (24,141,873)
[INCOME-TAX]                                 9,008,133
[INCOME-CONTINUING]                       (33,150,006)
[DISCONTINUED]                                       0
[EXTRAORDINARY]                                      0
[CHANGES]                                            0
[NET-INCOME]                              (33,150,006)
[EPS-PRIMARY]                                   (2.30)
[EPS-DILUTED]                                   (2.30)